Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Agreement”), dated as of May 4, 2018, among SYNEOS HEALTH, INC. (f/k/a INC Research Holdings, Inc.), a Delaware corporation (the “Administrative Borrower”), the other Borrowers from time to time party hereto (together with the Administrative Borrower, the “Borrowers”), the Subsidiaries of the Administrative Borrower party hereto, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”) and the other parties hereto from time to time, relating to the Credit Agreement, dated as of August 1, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Lenders from time to time party thereto and the Agent.

RECITALS:

WHEREAS, pursuant to Section 9.02(c) of the Credit Agreement, the Administrative Borrower wishes to obtain Replacement Term Loans (the “Replacement Term A Loans”) to refinance all Initial Term A Loans outstanding immediately prior to the effectiveness of this Agreement pursuant to a Refinancing Amendment under the Credit Agreement, and the Replacement Term A Lenders are willing to provide the Replacement Term A Loans on and subject to the terms and conditions set forth herein.

WHEREAS, pursuant to Section 9.02(c) of the Credit Agreement, the Administrative Borrower wishes to obtain Replacement Term Loans (the “Replacement Term B Loans”) to refinance all Initial Term B Loans outstanding immediately prior to the effectiveness of this Agreement pursuant to a Refinancing Amendment under the Credit Agreement, and the Replacement Term B Lenders are willing to provide the Replacement Term B Loans on and subject to the terms and conditions set forth herein.

WHEREAS, ING Capital LLC (“ING”) is acting as “left” lead arranger for the Replacement Term A Loans and Credit Suisse Loan Funding LLC (“CSLF”) is acting as “left” lead arranger for the Replacement Term B Loans.

WHEREAS, CSLF, JPMorgan Chase Bank, N.A., Wells Fargo Bank N.A., Goldman Sachs Bank USA, Regions Bank, SunTrust Robinson Humphrey, Inc., PNC Bank, National Association, KeyBank National Association, Bank of America, N.A., Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., The Bank of Nova Scotia, Fifth Third Bank, The Huntington National Bank, MUFG Bank, Ltd. and Mizuho Bank Ltd. (the “Right Term A Loan Arrangers” and, together with ING, the “2018 Replacement Term A Loan Arrangers”) are acting as joint lead arrangers and joint bookrunners for the Replacement Term A Loans and ING, JPMorgan Chase Bank, N.A., Wells Fargo Bank N.A., Goldman Sachs Bank USA, Regions Bank, SunTrust Robinson Humphrey, Inc., PNC Bank, National Association, KeyBank National Association, Bank of America, N.A., Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., The Bank of Nova Scotia, Fifth Third Bank, The Huntington National Bank, MUFG Bank, Ltd. and Mizuho Bank Ltd. are acting as joint lead arrangers and joint bookrunners for the Replacement Term B Loans (the “Right Term B Loan Arrangers” and, together with CSLF, the “2018 Replacement Term B Loan Arrangers” and, together with the 2018 Replacement Term A Loan Arrangers, the “2018 Arrangers”).

WHEREAS, (x) the financial institution listed on Schedule 1-A hereto (each, a “Replacement Term A Lender”) is willing to provide the Replacement Term A Loans the proceeds of which will be used by the Borrowers to repay the Initial Term A Lenders, other than the Initial Term A Lenders who agree to convert, exchange or “cashless roll” all of their Initial Term A Loans to or for Replacement Term A Loans and (y) the financial institution listed on Schedule 1-B hereto (each, a “Replacement Term B Lender”) is willing to provide the Replacement Term B Loans the proceeds of which will be used by the Borrowers to repay the Initial Term B Lenders, other than the Initial Term B Lenders who agree to convert, exchange or “cashless roll” all of their Initial Term B Loans to or for Replacement Term B Loans.

WHEREAS, pursuant to Section 9.02(c) of the Credit Agreement, the Credit Agreement may be amended through a Refinancing Amendment executed by the Administrative Borrower, each of the Replacement Term A Lenders and Replacement Term B Lenders.

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall, from the earlier of the Replacement Term A Closing Date and the Replacement Term B Closing Date (such earlier date, the “Amendment No. 1 Closing Date”), refer to the Credit Agreement as amended hereby.

SECTION 2 Replacement Term A Loans.

(a)    Subject to and upon the terms and conditions set forth herein, each Replacement Term A Lender severally agrees to make, on the Replacement Term A Closing Date, a Replacement Term A Loan in Dollars to the Borrowers in an amount equal to the commitment amount set forth next to such Replacement Term A Lender’s name in Schedule 1-A hereto under the caption “Replacement Term A Commitment.” The commitment set forth in this clause (a) will terminate in full upon the making of the related Replacement Term A Loan. Replacement Term A Loans borrowed under this Section 2 and subsequently repaid or prepaid may not be reborrowed.

(b)    Substantially simultaneously with the borrowing of Replacement Term A Loans, subject to Section 2.16 of the Credit Agreement, the Borrowers shall fully prepay any outstanding Initial Term A Loans, together with accrued and unpaid interest thereon to the Replacement Term A Closing Date.

SECTION 3 Replacement Term B Loans.

(a)    Subject to and upon the terms and conditions set forth herein, each Replacement Term B Lender severally agrees to make, on the Replacement Term B Closing Date, a Replacement Term B Loan in Dollars to the Borrowers in an amount equal to the commitment amount set forth next to such Replacement Term B Lender’s name in Schedule 1-B hereto under the caption “Replacement Term B Commitment.” The commitment set forth in this clause (a) will terminate in full upon the making of the related Replacement Term B Loan. Replacement Term B Loans borrowed under this Section 3 and subsequently repaid or prepaid may not be reborrowed.

(b)    Substantially simultaneously with the borrowing of Replacement Term B Loans, subject to Section 2.16 of the Credit Agreement, the Borrowers shall fully prepay any outstanding Initial Term B Loans, together with accrued and unpaid interest thereon to the Replacement Term B Closing Date.

SECTION 4. Amendments to Credit Agreement. The following amendments are made to the Credit Agreement to effect the foregoing:

(a)    Section 1.01 of the Credit Agreement is amended as of the Replacement Term A Closing Date to add the following new defined term in the appropriate alphabetical order:

“2018 Replacement Term A Closing Date” means the Replacement Term A Closing Date (as defined in Amendment No. 1), which occurred on May 4, 2018.

(b)	Section 1.01 of the Credit Agreement is amended as of the Replacement Term B Closing Date to add the following new defined term in the appropriate alphabetical order:

“2018 Replacement Term B Closing Date” means the Replacement Term B Closing Date (as defined in Amendment No. 1), which occurred on May 4, 2018.

(c)	Section 1.01 of the Credit Agreement is amended as of the Amendment No. 1 Closing Date to add the following new defined term in the appropriate alphabetical order:

“Amendment No. 1” means the Amendment No. 1, dated as of May 4, 2018, to this Agreement.

(d)	(1) The table setting forth the ABR Spread and Adjusted Eurocurrency Rate Spread for the Initial Term B Loans in the definition of “Applicable Rate” is hereby amended and restated as of the Replacement Term B Closing Date to read in its entirety as follows:

Secured Leverage Ratio	ABR Spread for Initial Term B Loans	Adjusted Eurocurrency Rate Spread for Initial Term B Loans
Category 1
Greater than 2.75 to 1.00	1.00%	2.00%

Category 2
Less than or equal to 2.75 to 1.00	0.75%	1.75%

(2) The table setting forth the ABR Spread and Adjusted Eurocurrency Rate Spread for the Initial Term A Loans in the definition of “Applicable Rate” is hereby amended and restated as of the Replacement Term A Closing Date to read in its entirety as follows:

First Lien Leverage Ratio	ABR Spread for Initial Term A Loans	Adjusted Eurocurrency Rate Spread for Initial Term A Loans
Category 1
Greater than 2.50 to 1.00	0.50%	1.50%

Category 2
Less than or equal to 2.50 to 1.00	0.25%	1.25%

(e)    The defined term “Arrangers” is hereby amended as of the Amendment No. 1 Closing Date by adding the following proviso to the end of the definition: “; provided that as this term relates to (x) arranging the Amendment No. 1 and/or syndicating the Replacement Term A Loans (as defined in Amendment No. 1), “Arrangers” shall mean the 2018 Replacement Term A Loan Arrangers (as defined in Amendment No. 1) and (y) arranging the Amendment No. 1 and/or syndicating the Replacement Term B Loans (as defined in Amendment No. 1), “Arrangers” shall mean the 2018 Replacement Term B Loan Arrangers (as defined in Amendment No. 1).

(f)    The defined term “Initial Term A Loans” is hereby amended and restated in its entirety as of the Replacement Term A Closing Date as follows:

“Initial Term A Loans” means the term loans made by the Initial Term A Lenders to the Borrowers pursuant to Section 2.01(a)(i) and the Replacement Term A Loans (as defined in Amendment No. 1).

(g)    The defined term “Initial Term B Loans” is hereby amended and restated in its entirety as of the Replacement Term B Closing Date as follows:

“Initial Term B Loans” means the term loans made by the Initial Term B Lenders to the Borrowers pursuant to Section 2.01(a)(ii) and the Replacement Term B Loans (as defined in Amendment No. 1).

(h)    Section 2.12(e) of the Credit Agreement is hereby amended and restated in its entirety as of the Replacement Term B Closing Date as follows:

(e)    In the event that, prior to the date that is six months after the 2018 Replacement Term B Closing Date, any Borrower (A) prepays, repays, refinances, substitutes or replaces any Initial Term B Loans in connection with a Repricing Transaction (including, for the avoidance of doubt, any prepayment made pursuant to Section 2.11(b)(iii) that constitutes a Repricing Transaction), or (B) effects any amendment, modification or waiver of, or consent under, this Agreement resulting in a Repricing Transaction, the Borrowers shall pay to the Administrative Agent, for the ratable account of each applicable Initial Term B Lender, (I) in the case of clause (A), a premium of 1.00% of the aggregate principal amount of the Initial Term B Loans so prepaid, repaid, refinanced, substituted or replaced and (II) in the case of clause (B), a fee equal to 1.00% of the aggregate principal amount of the Initial Term B Loans that are the subject of such Repricing Transaction outstanding immediately prior to such amendment. If, prior to the date that is six months after the 2018 Replacement Term B Closing Date, all or any portion of the Initial Term B Loans held by any Initial Term B Lender are prepaid, repaid, refinanced, substituted or replaced pursuant to Section 2.19(b)(iv) as a result of, or in connection with, such Initial Term B Lender not agreeing or otherwise consenting to any waiver, consent, modification or amendment referred to in clause (B) above (or otherwise in connection with a Repricing Transaction), such prepayment, repayment, refinancing, substitution or replacement will be made at 101% of the principal amount so prepaid, repaid, refinanced, substituted or replaced. All such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction in Dollars and in immediately available funds.

(i)    Section 2.22(a)(v) of the Credit Agreement is hereby amended and restated in its entirety as of the Replacement Term B Closing Date as follows:

(v)    the Effective Yield (and the components thereof) applicable to any Incremental Facility shall be determined by the Administrative Borrower and the lender or lenders providing such Incremental Facility; provided that (i) in the case of any Incremental Term Facility that consists of term B loans (other than Customary Bridge Loans) incurred prior to the date that is six months after the 2018 Replacement Term B Closing Date that are (A) incurred in reliance on clause (e) of the definition of “Incremental Cap” (without giving effect to the reclassification mechanic described in clause (iii) of the proviso to the definition of Incremental Cap), (B) pari passu with the Initial Term B Loans in right of payment and with respect to security and (C) scheduled to mature prior to the date that is two years after the Initial Term B Loan Maturity Date, the Effective Yield applicable thereto may not be more than 0.75% higher than the Effective Yield applicable to the Initial Term B Loans denominated in the same currency as such Incremental Term Facility unless the Applicable Rate (and/or, as provided in the proviso below, the Alternate Base Rate floor or Adjusted Eurocurrency Rate floor) with respect to the Initial Term B Loans in such currency is adjusted such that the Effective Yield in respect of such Initial Term Loans is not more than 0.75% per annum less than the Effective Yield with respect to such Incremental Term Facility, (ii) any increase in Effective Yield applicable to any Initial Term B Loan due to the application or imposition of an Alternate Base Rate floor or Adjusted Eurocurrency Rate floor on any Incremental Term Loan may, at the election of the Administrative Borrower, be effected solely through an increase in (or implementation of, as applicable) any Alternate Base Rate floor or Adjusted Eurocurrency Rate floor applicable to such Initial Term B Loan and (iii) the adjustment described in this proviso shall not apply to (A) the De Minimis Incremental Amount or (B) any Incremental Facility the proceeds of which will be applied to finance a Permitted Acquisition or other Investment,

(j)    Section 5.11 of the Credit Agreement is hereby amended as of the Amendment No. 1 Closing Date by changing the second sentence of Section 5.11 to:

The Borrowers shall use the proceeds of the (x) Initial Term Loans made on the Closing Date, solely to finance a portion of the Transactions (including working capital and/or purchase price adjustments under the Merger Agreement (including with respect to the amount of any Cash, Cash Equivalents, marketable securities and working capital to be acquired) and the payment of Transaction Costs) and (y)(1) Replacement Term A Loans (as defined in Amendment No. 1), made on the 2018 Replacement Term A Closing Date, solely to refinance the Initial Term A Loans and (2) Replacement Term B Loans (as defined in Amendment No.1), made on the 2018 Replacement Term B Closing Date, solely to refinance the Initial Term B Loans.

(k)    On (1) the Replacement Term A Closing Date, Schedule 1.01(a) (with respect to the Initial Term A Loan Commitments) to the Credit Agreement is amended and restated in its entirety by Schedule 1-A hereto, and (2) the Replacement Term B Closing Date, Schedule 1.01(a) (with respect to the Initial Term B Loan Commitments) to the Credit Agreement is amended and restated in its entirety by Schedule 1-B hereto.

SECTION 5. Terms of the Replacement Term A Loans Generally. On the Replacement Term A Closing Date, giving effect to the Replacement Term A Loans hereunder, (a) each Replacement Term A Lender shall become an “Initial Term A Lender” for all purposes of the Credit Agreement and the other Loan Documents and (b) each Replacement Term A Loan shall constitute a “Loan” and shall be deemed to be an “Initial Term A Loan” for all purposes of the Credit Agreement and the other Loan Documents. The parties hereto hereby consent to the incurrence of the Replacement Term A Loans on the terms set forth herein. Upon the effectiveness of this Agreement, all conditions and requirements set forth in the Credit Agreement or the other Loan Documents relating to the incurrence of the Replacement Term A Loans shall be deemed satisfied and the incurrence of the Replacement Term A Loans shall be deemed arranged and consummated in accordance with the terms of the Credit Agreement and the other Loan Documents.

SECTION 6. Terms of the Replacement Term B Loans Generally. On the Replacement Term B Closing Date, giving effect to the Replacement Term B Loans hereunder, (a) each Replacement Term B Lender shall become an “Initial Term B Lender” for all purposes of the Credit Agreement and the other Loan Documents and (b) each Replacement Term B Loan shall constitute a “Loan” and shall be deemed to be an “Initial Term B Loan” for all purposes of the

Credit Agreement and the other Loan Documents. The parties hereto hereby consent to the incurrence of the Replacement Term B Loans on the terms set forth herein. Upon the effectiveness of this Agreement, all conditions and requirements set forth in the Credit Agreement or the other Loan Documents relating to the incurrence of the Replacement Term B Loans shall be deemed satisfied and the incurrence of the Replacement Term B Loans shall be deemed arranged and consummated in accordance with the terms of the Credit Agreement and the other Loan Documents.

SECTION 7. Representations of the Administrative Borrower. After giving effect to this Agreement, the Administrative Borrower represents and warrants that (i) the representations and warranties of the Administrative Borrower set forth in Article 3 of the Credit Agreement will be true in all material respects on and as of the Replacement Term A Closing Date and the Replacement Term B Closing Date; provided that (A) to the extent that any such representation or warranty expressly relates to an earlier date such representation or warranty will be true as of such earlier date (other than any representation or warranty made pursuant to Section 3.11 of the Credit Agreement (Disclosure) and Section 3.12 of the Credit Agreement (Solvency), which shall be deemed to be made as of the date hereof, in each case as if each reference therein to the Closing Date were a reference to the Replacement Term A Closing Date or Replacement Term B Closing Date (as applicable) and each reference therein to the Transactions included a reference to the transactions contemplated hereby) and (B) if such representation or warranty is qualified by or subject to a “material respects”, “material adverse effect”, “material adverse change” or similar term or qualification, such representation and warranty will be true in all respects and (ii) no Default or Event of Default will have occurred and be continuing on such date.

SECTION 8. Conditions. The obligation of (x) the Replacement Term A Lenders to make the Replacement Term A Loans and the effectiveness of the amendments set forth in Section 4(a), Section 4(d)(2), Section 4(f) and Section 4(k)(1) above shall be subject to the applicable conditions precedent set forth below (the date of satisfaction or waiver of such applicable conditions, the “Replacement Term A Closing Date”), (y) the Replacement Term B Lender to make the Replacement Term B Loans and the effectiveness of the amendments set forth in Section 4(b), Section 4(d)(1), Section 4(g), Section 4(h), Section 4(i) and Section 4(k)(2) above shall be subject to the applicable conditions precedent set forth below (the date of satisfaction or waiver of such applicable conditions, the “Replacement Term B Closing Date”) and (z) the effectiveness of the amendment set forth in Section 4(c), Section 4(e) and Section 4(j) above shall be subject to the earlier to occur of the Replacement Term A Closing Date and the Replacement Term B Closing Date:

(a)    With respect to the Replacement Term A Closing Date, the Agent shall have received from the Administrative Borrower, each other Loan Party, each Replacement Term A Lender (which Replacement Term A Lenders shall, taken together, constitute the Required Lenders) and the Agent an executed counterpart hereof or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof ;

(b)    With respect to the Replacement Term B Closing Date, the Agent shall have received from the Administrative Borrower, each other Loan Party, each Replacement Term B Lender (which Replacement Term B Lenders shall, taken together, constitute the Required Lenders) and the Agent an executed counterpart hereof or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

(c)    The Agent shall have received a Borrowing Request with respect to the Replacement Term A Loans or the Replacement Term B Loans, as applicable, not later than 2:00 p.m. (New York Time) three Business Days prior to the Replacement Term A Closing Date or the Replacement Term B Closing Date, respectively (or such later time as is reasonably acceptable to the Administrative Agent);

(d)    The Agent shall have received a customary legal opinion of (i) Wyrick Robbins Yates & Ponton LLP, in its capacity as special counsel to the Administrative Borrower, (ii) Kegler Brown, in its capacity as special Ohio counsel to the Ohio Loan Parties, and (iii) Norris McLaughlin & Marcus, in its capacity as special New Jersey and New York counsel to the New Jersey Loan Parties and New York Loan Parties, in each case, dated the Amendment No. 1 Closing Date, and addressed to the Administrative Agent and the Lenders.

(e)    The Agent shall have received (i) a certificate of each Loan Party, dated the Amendment No. 1 Closing Date, and executed by a secretary, assistant secretary or other Responsible Officer thereof, which shall (A) certify that (x) either (I) attached thereto are a true and complete copy of the certificate or articles of incorporation, formation or organization of such Loan Party certified by the relevant authority of its jurisdiction of organization, which certificate or articles of incorporation, formation or organization have not been amended (except as attached thereto) since the date reflected thereon or (II) there have been no changes to the certificate or articles of incorporation, formation or organization of such Loan Party since the Closing Date (or date of joinder with respect to any Loan Party joined to Loan Documents after the Closing Date), (y) either (I) attached thereto are a true and correct copy of the bylaws or operating, management, partnership or similar agreement of such Loan Party, together with all amendments thereto as of the Amendment No. 1 Closing Date, which by-laws or operating, management, partnership or similar agreement are in full force and effect or (II) there have been no changes to the by-laws or operating, management, partnership or similar agreement of such Loan Party since the Closing Date (or date of joinder with respect to any Loan Party joined to Loan Documents after the Closing Date), and (z) attached thereto are a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member or other applicable governing body authorizing the execution and delivery of this Agreement, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) either (I) identify by name and title and bear the signatures of the officers, managers, directors or other authorized signatories of such Loan Party authorized to sign this Agreement or (II) certify that there have been no changes to the officers, managers, directors or other authorized signatories of such Loan Party since the Closing Date (or date of joinder with respect to any Loan Party joined to Loan Documents after the Closing Date) and (ii) a good standing (or equivalent) certificate for such Loan Party from the relevant authority of its jurisdiction of organization, dated as of a recent date.

(f)    With respect to the Replacement Term A Closing Date, all fees due to the Replacement Term A Lender on the Replacement Term A Closing Date pursuant to the Engagement Letter, dated as of April 25, 2018 between the Administrative Borrower and ING shall have been paid, and all reasonable and documented out-of-pocket expenses to be paid or reimbursed to ING on the Replacement Term A Closing Date pursuant to such Engagement Letter that have been invoiced at least three business days prior to the Replacement Term A Closing Date shall have been paid;

(g)    With respect to the Replacement Term B Closing Date, all fees due to the Agent on the Replacement Term B Closing Date pursuant to the Engagement Letter, dated as of April 18, 2018 between the Administrative Borrower and CSLF shall have been paid, and all reasonable and documented out-of-pocket expenses to be paid or reimbursed to the Agent on the Replacement Term B Closing Date pursuant to such Engagement Letter that have been invoiced at least three business days prior to the Replacement Term B Closing Date shall have been paid;

(h)    All accrued interest (subject (x) with respect to the Initial Term A Loans, to Section 2(b) hereof and (y) with respect to the Initial Term B Loans, to Section 3(b) hereof) and any fees pursuant to

Section 2.12 of the Credit Agreement owing by the Borrowers as a result of the consummation of the transactions contemplated by this Agreement shall have been paid in full on the Replacement Term A Closing Date or Replacement Term B Closing Date, as applicable;

(i)    The representations and warranties made pursuant to Section 7 hereof are true and correct on and as of the Replacement Term A Closing Date or Replacement Term B Closing Date, as applicable; and

(j)    The Agent shall have received a certificate, duly executed by a Responsible Officer of the Administrative Borrower, certifying this to the satisfaction of the conditions referred to in Section 8(i) above on the Replacement Term A Closing Date or the Replacement Term B Closing Date, as applicable.

SECTION 9. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

SECTION 10. Confirmation of Guarantees and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (a) the obligations of the Loan Parties under the Credit Agreement as modified or supplemented hereby (including with respect to the Replacement Term A Loans and Replacement Term B Loans contemplated by this Agreement) and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Credit Agreement, the Collateral Documents and the other Loan Documents, (ii) constitute “Obligations” as such term is defined in the Credit Agreement, subject to the qualifications and exceptions described therein, (iii) notwithstanding the effectiveness of the terms hereof, the Collateral Documents and the other Loan Documents, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (b) each Replacement Term A Lender and Replacement Term B Lender shall be a “Secured Party” and a “Lender” (including without limitation for purposes of the definition of “Required Lenders” contained in Section 1.01 of the Credit Agreement) for all purposes of the Credit Agreement and the other Loan Documents. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Secured Obligations as increased hereby, as contemplated by this Agreement.

SECTION 11. Credit Agreement Governs. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend, novate or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 12. Waiver. Neither the Agent nor any of its Affiliates shall be liable to the Borrowers, any other Loan Party, any Replacement Term A Lender, any Replacement Term B Lender or any of their respective Affiliates, equity holders or debt holders for any losses, costs, damages or liabilities incurred, directly or indirectly, as a result of the Agent, or any of their respective Affiliates, taking any action in accordance with any election form executed by any (x) Replacement Term A Lender to convert its Replacement Term A Loans or (y) Replacement Term B Lender to convert its Replacement Term B Loans as set forth herein.

SECTION 13. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 14. Miscellaneous. This Agreement shall constitute a “Refinancing Amendment” and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein. To the extent required by the Credit Agreement, each of the Administrative Borrower and the Agent hereby consent to each Replacement Term A Lender and/or Replacement Term B Lender that is not a Lender as of the date hereof becoming a Lender under the Credit Agreement. For only the purpose of Section 9.05(b)(i)(A) of the Credit Agreement, the Administrative Borrower hereby consents to the assignments by (x) ING, in its capacity as Lender under the Credit Agreement, in a manner otherwise in accordance with the Credit Agreement, as amended by this Agreement, of its Replacement Term A Loans made by it on the Replacement Term A Closing Date and (y) Credit Suisse AG, Cayman Islands Branch, in its capacity as a Lender under the Credit Agreement, in a manner otherwise in accordance with the Credit Agreement, as amended by this Agreement, of its Replacement Term B Loans made by it on the Replacement Term B Closing Date, in each case, solely to the institutions and solely in the amounts previously agreed upon by the Agent and the Administrative Borrower.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SYNEOS HEALTH, INC., as the Administrative Borrower

By:	/s/ Jason Meggs
	Name:	Jason Meggs
	Title:	Executive Vice President and Interim Chief Financial Officer

INVENTIV HEALTH, INC., as a Borrower

By:	/s/ Jason Meggs
	Name:	Jason Meggs
	Title:	Chief Financial Officer

INVENTIV HEALTH CLINICAL, INC., as a Borrower

By:	/s/ Thomas E. Zajkowski
	Name:	Thomas E. Zajkowski
	Title:	Treasurer

INVENTIV HEALTH COMMUNICATIONS, INC., as a Borrower

By:	/s/ Thomas E. Zajkowski
	Name:	Thomas E. Zajkowski
	Title:	Treasurer

INC RESEARCH, LLC, as Borrower

By:	/s/ Jason Meggs
	Name:	Jason Meggs
	Title:	Interim Chief Financial Officer

[Signature Page – Amendment No. 1 to Credit Agreement]

ADDISON WHITNEY LLC
ADHERIS, LLC
ALLIDURA COMMUNICATIONS, LLC
BIOSECTOR 2 LLC
BLUE DIESEL, LLC
CADENT MEDICAL COMMUNICATIONS, LLC
CHAMBERLAIN COMMUNICATIONS GROUP LLC
CHANDLER CHICCO AGENCY, L.L.C.
GERBIG, SNELL/WEISHEIMER ADVERTISING, LLC
INCHORD HOLDING CORPORATION
INVENTIV CLINICAL, LLC
INVENTIV COMMERCIAL SERVICES, LLC
INVENTIV HEALTH CLINICAL, LLC
INVENTIV HEALTH CLINICAL LAB, INC.
INVENTIV HEALTH CLINICAL RESEARCH SERVICES, LLC
INVENTIV HEALTH CLINICAL SRE, LLC
INVENTIV HEALTH CONSULTING, INC.
INVENTIV HEALTH PUBLIC RELATIONS, LLC
INVENTIV HEALTH RESEARCH & INSIGHTS, LLC
INVENTIV MEDICAL COMMUNICATIONS, LLC
LITMUS MEDICAL MARKETING SERVICES LLC
NAVICOR GROUP, LLC
PALIO + IGNITE, LLC
PATIENT MARKETING GROUP, LLC
PHARMA HOLDINGS, INC.
PHARMACEUTICAL INSTITUTE, LLC
TAYLOR STRATEGY PARTNERS, LLC
THE SELVA GROUP, LLC

By:	/s/ Thomas E. Zajkowski
Name:	Thomas E. Zajkowski
Title:	Treasurer

[Signature Page – Amendment No. 1 to Credit Agreement]

KENDLE AMERICAS INVESTMENT INC.
KENDLE AMERICAS MANAGEMENT INC.

By:	/s/ Alistair Macdonald
Name:	Alistair Macdonald
Title:	President and Chief Executive Officer

[Signature Page – Amendment No. 1 to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Agent and a Replacement Term B Lender

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

By:	/s/ Joan Park
	Name:	Joan Park
	Title:	Authorized Signatory

[Signature Page – Amendment No. 1 to Credit Agreement]

ING CAPITAL LLC,
as Replacement Term A Lender

By:	/s/ Laetitia Thate
	Name:	Laetitia Thate
	Title:	Managing Director

By:	/s/ Nancy Spiteri
	Name:	Nancy Spiteri
	Title:	Managing Director

[Signature Page – Amendment No. 1 to Credit Agreement]

SCHEDULE 1-A

Replacement Term A Loan Commitments

Name of Replacement Term A Lender	Replacement Term A Loan Commitment
ING Capital LLC	$987,500,000

SCHEDULE 1-B

Replacement Term B Loan Commitments

Name of Replacement Term B Lender	Replacement Term B Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$1,525,000,000.00